UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

Schedule 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240. 14a-12

Reborn Coffee, Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 28, 2024, Reborn Coffee, Inc. (“Reborn,” “we,” “us,” “our,” and the “Company”) filed with the Securities and Exchange Commission its definitive proxy statement (the “Proxy Statement”) for the 2023 Annual Meeting of Stockholders to be held 10:00 am, Eastern Time on April 22, 2024 (the “Annual Meeting”). The purpose of this Amendment No. 1 to the Proxy Statement (this “Amendment”) is to correct certain inadvertent and immaterial errors and supplement information included in the Proxy Statement, as described below. The Company urges you to read the Proxy Statement and this Amendment in their entirety. Except as specifically supplemented or amended by the information contained herein, all information set forth in the Proxy Statement remains unchanged.

The Company is providing this Amendment to correct the number of shares of common stock outstanding and entitled to vote at the Annual Meeting. In the Proxy Statement, the Company inadvertently reported an incorrect number of shares of the Company’s common stock outstanding as of the Record Date.

To rectify the above, this Amendment hereby revises the disclosure in the Proxy Statement appearing on page 1 under the subheading “Solicitation and Voting Procedures — Voting Procedure” with the following disclosure. To highlight the changes, we have included the added language below in bolded font.

Voting Procedure.    The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on March 1, 2024 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.

As of the Record Date, there were 2,092,555 shares of Common Stock outstanding, which shares were entitled to an aggregate of 2,092,555 votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

Votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, and 3 and THREE YEARS on Proposal No. 4, as applicable.

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal Nos. 1 and 4. Abstentions will have the effect of being cast “against” Proposal Nos. 2 and 3, but broker non-votes will have no effect on such proposals.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than the ratification of the independent registered public accounting firm (Proposal No. 2) are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 at the Annual Meeting without your instructions.

Stockholders do not have cumulative voting rights in the election of directors.

In addition, this Amendment hereby revises the disclosure in the Proxy Statement appearing on page 6 under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS” with the following disclosure. To highlight the changes, we have included the added language below in bolded font.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of our Common Stock as of March 1, 2024 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers (“NEOs”); (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our Common Stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 2,092,555 shares of Common Stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o Reborn Coffee, Inc., 580 N. Berry Street, Brea, CA 92821. No shares identified below are subject to a pledge.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
Jay Kim, Chief Executive Officer and Director	380,832	18.20%
Stephan Kim, Chief Financial Officer	67,190	3.21%
Farooq M. Arjomand, Chairman of the Board	664,413	31.75%
Dennis R. Egidi, Vice Chairman of the Board	363,682	17.38%
Sehan Kim, Director	382,273	18.27%
Andy Nasim, Director	—	—%
Jennifer Tan, Director	—	—%
All directors, directors nominees and executive officers as a group (7 persons)	1,858,390	88.81%

____________

(1)      A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our Common Stock outstanding.

2